Exhibit 99.1

Solid Power Partners with Samsung SDI and BMW to Advance All-Solid-State Battery Technology

Strategic Collaboration to Develop Next-Generation Batteries

Solid Power Announces a Joint Evaluation Agreement with Samsung SDI and BMW Group

Louisville, Colo., Oct. 30, 2025 – Solid Power, Inc. (Nasdaq: SLDP), a leading U.S.-based developer of solid-state battery technology, is pleased to announce a strategic collaboration with Samsung SDI and BMW to pursue development and validation of a demonstration vehicle powered by all-solid-state battery (ASSB) technology.

This collaboration marks a key step towards commercialization of ASSB technology, bringing together the complementary expertise of three industry leaders. Under this arrangement, Solid Power will provide sulfide-based solid electrolyte to Samsung SDI, which Samsung SDI will integrate into separator and/or catholyte and use to build cells, in each case subject to achievement of technical requirements. These cells will be evaluated based on performance parameters and requirements to be agreed between Samsung SDI and BMW. Ultimately, Solid Power, Samsung SDI, and BMW aim to develop and supply ASSB cells for integration into a demonstration vehicle.

“We are excited to partner with Samsung SDI and BMW to progress the development of all-solid-state batteries,” said John Van Scoter, President and CEO of Solid Power. “Our solid electrolyte technology is designed for stability and conductivity, and by working closely with global leaders in automotive and battery innovation, we strive to bring ASSB technology closer to widespread adoption.”

Martin Schuster, Vice President Battery Cell and Cell Module at the BMW Group, says: “With Samsung SDI joining our partnership with Solid Power, we gain significant momentum on our path advancing the development of new battery cell technologies. This global collaboration is another proof point of our overarching goal: to be always in a position to offer our customers state of the art battery technology.”

All-solid-state battery cells have the potential to offer improved energy density, battery life, and safety performance by replacing liquid electrolytes with solid materials. "Technological competitiveness in batteries would ultimately lead to innovation in electric vehicles," said Stella Joo-Young Go, Executive Vice President of ASB Commercialization Team at Samsung SDI. "Samsung SDI will work closely with strategic partners such as BMW and Solid Power to take the lead in commercialization of ASSB.”

The collaboration amongst these parties supports Solid Power’s objective to manufacture and sell electrolyte to Tier 1 battery manufacturers and automotive original equipment manufacturers (OEMs).

About Solid Power, Inc.

Solid Power is developing solid-state battery technology to enable the next generation of batteries for the fast-growing EV and other markets. Solid Power’s core technology is its electrolyte material, which Solid Power believes can enable extended driving range, longer battery life, improved safety, and lower cost compared to traditional lithium-ion. Solid Power’s business model – selling its electrolyte to cell manufacturers and licensing its cell designs and manufacturing processes – distinguishes the company from many of its competitors who plan to be commercial battery manufacturers. Ultimately, Solid Power endeavors to be a leading producer and distributor of sulfide-based solid electrolyte material for powering both EVs and other applications. For more information, visit http://www.solidpowerbattery.com/.

Forward-Looking Statements

All statements other than statements of present or historical fact contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Solid Power’s or its management team’s expectations, objectives, beliefs, intentions or strategies regarding the future. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan,” “outlook,” “seek,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may include, but are not limited to, our future strategy, market opportunity, operations, and operating results; projected costs; future prospects; and plans and objectives of management. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Readers are cautioned not to put undue reliance on forward-looking statements and Solid Power cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Power, including the following factors: (i) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require and our ability to commercialize our technology in advance of competing technologies and our competitors; (ii) risks relating to our status as a research and development stage company with a history of financial losses with an expectation of incurring significant expenses and continuing losses for the foreseeable future, including execution of our business plan and the timing of expected business milestones; (iii) risks relating to the non-exclusive nature of our partnerships, our ability to secure new business relationships, and our ability to manage these relationships; (iv) our ability to negotiate and execute commercial agreements with our partners and customers on commercially reasonable terms; (v) broad market adoption of EVs and other technologies where we are able to deploy our technology, if developed successfully; (vi) our success attracting and retaining our executive officers, key employees, and other qualified personnel; (vii) our ability to protect and maintain our intellectual property, including in jurisdictions outside of the United States; (viii) our ability to secure government contracts and grants, changes in government priorities with respect to our government contracts and grants or government funding reductions or delays, and the availability of government subsidies and economic incentives; (ix) delays in the construction and operation of facilities that meet our short-term research and development and long-term electrolyte production requirements; (x) changes in applicable laws or regulations; (xi) risks relating to our information technology infrastructure and data security breaches; and (xii) risks relating to other economic, business, or competitive factors in the United States and other jurisdictions, including supply chain interruptions and changes in market conditions, and our ability to manage these risks and uncertainties. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the “Risk Factors” sections of Solid Power’s Annual Report on Form 10-K for the year ended December 31, 2024, Solid Power’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and other documents filed by Solid Power from time to time with the Securities and Exchange Commission (the “SEC”), all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Solid Power gives no assurance that it will achieve its expectations.

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Source: Solid Power, Inc.